UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2023 (May 9, 2023)

POWERUP ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41293	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Grand Street Unit #195

New York, NY 10013

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (347) 313 8109

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	PWUPU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share, included as part of the Units	PWUP	The Nasdaq Stock Market LLC
Redeemable Warrants each exercisable for one Class A Ordinary Share for $11.50 per share, included as part of the units	PWUPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, PowerUp Sponsor LLC (the “Sponsor”), the sponsor of PowerUp Acquisition Corp. (the “Company”), and the Company, entered into several Non-Redemption Agreement and Assignment of Economic Interests (the “Non-Redemption Agreements”) with certain unaffiliated third parties. On May 9, 2023 and May 12, 2023, the Sponsor and the Company entered into additional Non-Redemption Agreements with additional unaffiliated third parties.

In exchange for such third parties agreeing not to redeem (or to validly rescind any redemption requests on) an aggregate of 1,500,000 Class A ordinary shares of the Company, par value $0.0001 per share, (the “Non-Redeemed Shares”), at the extraordinary general meeting called by the Company (the “Extraordinary General Meeting”) to seek shareholder approval of, among other things, an extension of time for the Company to consummate an initial business combination (the “Extension Amendment Proposal”) from May 23, 2023 to May 23, 2024, or such earlier date as determined by the board of directors of the Company in its sole and absolute discretion. In exchange for the foregoing commitment not to redeem such shares, the Sponsor agreed to transfer to such investor an aggregate of 750,000 Class B ordinary shares of the Company, par value $0.0001 per share, held by the Sponsor immediately following consummation of an initial business combination if such investor continues to hold such Non-Redeemed Shares through the Extraordinary General Meeting.  The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal is approved by shareholders but will increase the amount of funds that remain in the Company’s trust account following the Extraordinary General Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement previously filed by the Company as Exhibit 10.1 to the Current Report on Form 8-K dated May 1, 2023 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, the Extension Amendment Proposal, possible business combinations and related matters, as well as all other statements other than statements of historical fact included in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 21, 2023 (the “Definitive Proxy Statement”).

The forward-looking statements contained in this Current Report are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Item 1A. Risk Factors” of our Annual Report on Form 10-K filed with the SEC on March 21, 2023, in this Current Report, the Definitive Proxy Statement and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

All such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Advantage Proxy, at P.O. Box 13581, Des Moines, WA 98198, Toll Free: 877-870-8565, Collect: 206-870-8565.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 in the Registrant’s Current Report on Form 8-K on May 1, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERUP ACQUISITION CORP.

	By:	/s/ Gabriel Schillinger
		Name:	Gabriel Schillinger
		Title:	President

Dated: May 15, 2023